June 28, 2017

1789 Growth and Income Fund
Class P Shares (PSEPX)
 Class C Shares (PSECX)

a series of Pinnacle Capital Management Funds Trust

Supplement to the Summary Prospectus
dated February 28, 2017

As of June 28, 2017, all existing Class A Shares of the 1789 Growth and Income Fund (the “Fund”), have been converted into Class P Shares of the Fund (the “Conversion”) irrespective of whether the shareholder meets the eligible purchaser requirements for Class P Shares, as disclosed in the Fund’s prospectus. The shareholders have not incurred any Conversion costs. Effective immediately, all references to Class A shares are removed from the Summary Prospectus and the Fund will offer only two classes of shares: Class P and Class C.  Please refer to this supplement while reading the summary prospectus.

Under the heading “Fees and Expenses of the Fund” in the summary prospectus on page 1, the fee table and related footnotes are deleted and replaced with the following updated table:

Shareholder Fees (fees paid directly from your investment)	Class P Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the current market value of the shares or the cost of the shares being redeemed)	None	1.00%
Redemption Fees (as a percentage of the amount redeemed on shares sold after holding them for 60 days or less)	1.00%	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.08%	2.08%

Under the heading “Fees and Expenses of the Fund” in the summary prospectus on page 1, the Example table is deleted and replaced with the following updated Example table:

Share Class	One Year	Three Years	Five Years	Ten Years
Class P Shares	$110	$343	$595	$1,317
Class C Shares	$211	$652	$1,119	$2,410

Under the heading “Performance History” in the summary prospectus on page 4, the introductory paragraph is deleted and replaced with the following:

The bar chart and performance table below illustrate the variability of the Fund’s returns. The bar chart shows changes in the performance of the Fund’s Class C shares for each full calendar year since inception. The returns of the Fund’s other share class will differ from the returns of the Class C shares shown below because the expenses of the classes differ. The performance table shows how the Fund’s average annual total returns compare with broad measures of market performance. The 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index is included as an additional comparative index because it is representative of a portfolio consisting of equity and debt securities. Prior to August 16, 2013, the Fund was managed using a balanced allocation strategy that was different from the more flexible allocation strategy that is currently being used to manage the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-229-9448.

Also in the “Performance History” section, under the heading “Average Annual Total Returns as of December 31, 2016” in the summary prospectus on page 5, the “Class A Shares/Class P Shares” table is deleted and replaced with the following updated table:

Class P Shares	1 Year	Since Inception (August 26, 2013)
Class P Return Before Taxes	8.37%	7.40%
S&P 500 Index	11.96%	11.75%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.31%	8.35%

Under the heading “Purchase and Sale of Fund Shares” in the summary prospectus on page 5, the following sentence is added to the end of the introductory paragraph: “The minimum initial investment amounts may be waived by the Adviser.”

The statutory prospectus and SAI dated February 28, 2017 have been amended and re-filed in their entirety with the Securities and Exchange Commission as of June 28, 2017.

If you have any questions regarding the Fund, please call 1-888-229-9448.

Investors Should Retain this Supplement for Future Reference